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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 23, 2005

                        ASSET BACKED FUNDING CORPORATION

            (as depositor under the Pooling and Servicing Agreement,
          dated as of September 1, 2005, providing for the issuance of
                        Asset Backed Funding Corporation,
                  Asset Backed Certificates, Series 2005-WMC1)

                        Asset Backed Funding Corporation
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             (Exact name of registrant as specified in its charter)
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           Delaware                  333-127970                75-2533468
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(State or Other Jurisdiction        (Commission           (I.R.S. Employer
of Incorporation)                   File Number)          Identification Number)

214 North Tryon Street
Charlotte, North Carolina                                 28255
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(Address of Principal Executive Offices)                  Zip Code)

Registrant's telephone number, including area code:  (704) 386-5000
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                                      -2-

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17
     CFR 240.14a-12(b))

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the
     Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the
     Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

Description of the Mortgage Pool

         Asset Backed Funding Corporation (the "Registrant") plans a series of certificates, entitled Asset-Backed Funding Corporation, Asset Backed
Certificates, Series 2005-WMC1 (the "Certificates"), to be issued pursuant to a pooling and servicing agreement, dated as of September 1, 2005, among the
Registrant as depositor, HomEq Servicing Corporation as servicer, and Wells
Fargo Bank, N.A. as trustee. The Certificates to be designated as the Asset Back
Funding Corporation, Asset-Backed Certificates, Series 2005-WMC1 will represent in the aggregate the entire beneficial ownership interest in a trust fund (the
"Trust Fund") consisting primarily of a pool (the "Mortgage Pool") of conventional, one- to four-family, first lien and second lien fixed-rate and adjustable-rate mortgage loans having original terms to maturity up to 30 years
(the "Mortgage Loans").

         Computational Materials

         Banc of America Securities LLC (the "Underwriter") has advised the
Registrant that it has furnished to certain prospective purchasers of
Certificates certain materials, herein referred to as "Computational Materials", in written form, which Computational Materials are in the nature of data tables and term sheet information relating to the Mortgage Loans or other assets of the
Trust Fund.

         The Computational Materials have been provided by the Underwriter. The information in the Computational Materials is preliminary and will be superseded by a prospectus supplement relating to the Certificates and by any other information subsequently filed with the Commission.

         The Computational Materials were prepared by the Underwriter at the request of certain prospective investors. The Computational Materials may be based on information that differs from the information set forth in the prospectus supplement.

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Item 9.01. Financial Statements and Exhibits

      (a)  Financial Statements.

           Not applicable.

      (b)  Pro Forma Financial Information.

           Not applicable.

      (c)  Exhibits

                ITEM 601(A) OF
                REGULATION S-K
EXHIBIT NO.      EXHIBIT NO.                        DESCRIPTION
-----------      -----------                        -----------
     1                99           Computational Materials (as defined in Item
                                   8.01) that have been provided by Banc of
                                   America Securities LLC to certain prospective
                                   purchasers of Asset Backed Funding
                                   Corporation, Asset- Backed Certificates,
                                   Series 2005-WMC1.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: September 30, 2005

                                            ASSET BACKED FUNDING CORPORATION.

                                            By:    /s/ Dan Goodwin
                                                   --------------------------
                                            Name:  Dan Goodwin
                                            Title: Managing Director

                                Index to Exhibits

                                                                    Sequentially
 Exhibit No.                     Description                       Numbered Page
 -----------                     -----------                       -------------
     99.5      Computational Materials (as defined in Item 5)            P
               that have been provided by Banc of America
               Securities LLC to certain prospective
               purchasers of Asset Backed Funding
               Corporation, Asset-Backed Certificates, Series
               2005-WMC1.